UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

Synova Healthcare Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51492	91-1951171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 N. Providence Road, Suite 6010, Media, Pennsylvania 19063

(Address of principal executive offices) (Zip Code)

(610) 565-7080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All references to the “Company” in this Current Report on Form 8-K (“Current Report”) refer to Synova Healthcare Group, Inc., a Nevada corporation, and its subsidiaries, unless the context of the description indicates otherwise.

Some of the information in this Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. All such forward-looking statements are and will be subject to numerous risks, uncertainties and factors relating to the Company’s operations and business environment, many of which are beyond the Company’s control, that could cause actual results to differ materially from any results expressed or implied by such statements.

Factors that could cause actual results to differ materially include, without limitation:

•	the ability of the Company to continue to operate as a going concern;

•	the ability of the Company to obtain approval of the Bankruptcy Court (as defined herein) with respect to motions filed by it from time to time in the Court Filing described herein;

•	the Company’s ability to obtain debtor-in-possession (“DIP”) financing, should it seek to obtain it;

•	if the Company should seek to obtain DIP financing and is able to obtain such financing, whether the Bankruptcy Court will grant final approval of any such financing;

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alternatives to obtaining capital needed to continue operations in the event the Company does not seek or is unable to obtain DIP financing, or, if the Company is able to obtain DIP financing but the Bankruptcy Court fails to grant final approval of the DIP financing;

•	the ability of the Company to operate pursuant to the terms of any DIP financing that is ultimately obtained and finally approved by the Bankruptcy Court;

•	the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Court Filing;

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risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding;

•	potential adverse publicity surrounding the Court Filing and the related Chapter 11 proceeding;

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the ability of the Company to obtain and maintain adequate relationships with Norwich Pharmaceuticals, Inc., the Company’s sole manufacturer of the Today® Sponge, and the Company’s other creditors, lenders, vendors and other persons or entities with whom the Company conducts its business;

•	the ability of the Company to fund its working capital needs throughout the pendency of the Court Filing, the Chapter 11 proceeding and thereafter;

•	the potential adverse impact of the Court Filing and the Chapter 11 proceeding on the Company’s liquidity or results of operations;

•	the ability of the Company to adequately fund and execute its business plan;

•	the ability of the Company to attract, motivate and retain key employees;

•	the ability of the Company to successfully market, distribute and sell its line of women’s healthcare products during the pendency of the Court Filing, the Chapter 11 proceeding, and thereafter.

•	potential actions of regulatory authorities which govern the Company’s operations, including the U.S. Food and Drug Administration;

•	the outcome of legal proceedings to which the Company is or may become a party; and

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other risks described in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, including factors described in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, as amended, and in its Quarterly Reports on Form 10-QSB for each of the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

These statements speak only as of the date of this Current Report, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. The Company provides additional information in its filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan or other alternative transactions ultimately confirmed, can affect the value of the Company’s existing common stock or other securities. There has been no determination, and no assurance can be given, as to what values, if any, will be ascribed in the Chapter 11 proceeding to the Company’s existing common stock or other securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in the Company’s common stock or other securities.

Item 1.03	Bankruptcy or Receivership.

On December 18, 2007, Synova Healthcare Group, Inc. (the “Company”) and all of its direct and indirect U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case Nos. 07-11889, 07-11890, 07-11891, 07-11892, and 07-11893 (collectively, such filings are referred to as the “Court Filing”). Upon the Court Filing, the Bankruptcy Court assumed jurisdiction over the assets of the Company. The Company is operating its business as a debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Code. Today’s Womencare (Canada) Inc. and Today’s Womencare (UK) Ltd, the Company’s two foreign subsidiaries, did not file voluntary petitions for reorganization.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The applicable information contained in Item 1.03 of this Form 8-K is incorporated by reference in response to this Item 2.04.

Under the terms of the Company’s 6.5% Senior Convertible Promissory Notes due January 12, 2012 (the “January Notes”) in the initial aggregate principal amount of $15.0 million, and 6.5% Senior Convertible Promissory Notes, Series B, due September 19, 2012 in the initial aggregate notional principal amount of approximately $3.3 million (collectively, the “September Notes,” and, together with the January Notes, the “Senior Notes”), and security and other agreements related thereto, the Court Filing described above in Item 1.03 may provide the holders of the Senior Notes with certain rights and remedies under the Senior Notes and related agreements with respect to the assets of the Company, subject to the applicable provisions of the Bankruptcy Code and the orders and

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judgments of the Bankruptcy Court. The Company and its subsidiaries that are parties to the Court Filing are also parties to other agreements or commitments that contain default provisions which have been or may be triggered by the Court Filing, subject to the applicable provisions of the Bankruptcy Code and the orders and judgments of the Bankruptcy Court.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 17, 2007, Marie E. Pinizzotto, M.D. notified Synova Healthcare Group, Inc. that she has resigned from its board of directors effective immediately.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release issued by the Company dated December 19, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2007

SYNOVA HEALTHCARE GROUP, INC.

By:	/s/ Stephen E. King
Name:	Stephen E. King
Title:	Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company dated December 19, 2007.

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